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                                                                    EXHIBIT 10.7

Renault & Handley
  INDUSTRIAL & COMMERCIAL REAL ESTATE

          This LEASE, executed in duplicate at Palo Alto, California, this 5th

PARTIES   day of August, 1998 by and between

          Renault & Handley Solar Ellis Joint Venture

          and

          Cobalt Networks, Inc., a California corporation

          hereinafter called respectively Lessor and Lessee, without regard to number or gender.

PREMISES 1. Witnesseth: That Lessor hereby leases to Lessee, and Lessee hires from Lessor, those certain premises, hereinafter in this lease designated as "the Premises," with the appurtenances, situated in the City of Mountain View, County of Santa Clara, State of California, and more particularly described as follows, to-wit:

          An approximate 28,137 sf industrial building commonly referred to as 555 Ellis Street.

USE 2. The Premises shall be used and occupied by Lessee for the purpose of general office, sales, service, engineering, research & development, manufacturing and any related lawful purpose in conformity to municipal zoning requirements and any CC&R applicable to the property. and for no other purpose without the prior written consent of Lessor.

TERM 3. The term shall be for five (5) years, commencing on the 1/st/ day of January, 1999 and terminating on the 31/st/ day of December 2003.

RENTAL 4. Rent shall be payable to the Lessor without deduction or offset initially at 2500 E1 Camino Real, Palo Alto, CA 94306 or at such place or places as may be designated from time to time by the Lessor as follows:

          Twenty Five Thousand and No/100ths Dollars ($25,000.00) upon execution of the lease, representing partial rental due January 1, 1999. Thirty Five Thousand Four Hundred Ninety Five and No/100ths Dollar ($35,495.00) shall be due on November 1, 1998, representing the balance of the rental due on January 1, 1999. Sixty Thousand Four Hundred Ninety Five and No/100ths ($60,495.00) shall be due on February 1, 1999. and on the 1/st/ day of each and every month through December 1, 1999. Sixty, One Thousand Nine Hundred One and No/100ths Dollars ($61,901.00) shall be due on January 1, 2000 and on the 1/st/ day of each and every month through December 1, 2000. Sixty Six Thousand One Hundred Twenty Two and No/100ths Dollars ($66, 122.00) shall be due on January 1, 2001 and on the 1/st/ day of each and every month through December 1,2001. Sixty Eight Thousand Nine Hundred Thirty Five and No/100ths Dollars ($68,935.00) shall be due on January 1, 2002 and on the 1/st/ day of each and every month through December 1, 2002. Seventy Thousand Three Hundred Forty Three and No/100ths Dollars $70,343.00 shall be due on January 1, 2003 and on the 1/st/ day of each and every month through December 1, 2003.

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SECURITY    5.  On January 1, 1999, Lessee shall with Lessor Seventy Thousand
DEPOSIT Three Hundred Forty Three Dollars and No/l00ths ($70,343,00) as security for the full and faithful performance of each and every term, provision, covenant and condition of this Lease. In the event Lessee defaults in respect of any of the terms, provisions, covenants or conditions of this Lease, including, but not limited to the payment of rent, Lessor may use, apply or retain the whole or any part of such security for the payment of any rent in default or for any other sum which. Lessor may spend or be required to spend by reason of Lessee's default. Should Lessee faithfully and fully comply with all of the terms, provisions, covenants and conditions of this Lease, the security of any balance thereof shall be returned to Lessee or, at the option of Lessor, to the last assignee of Lessee's interest in this Lease at the expiration of the term hereof. Lessee shall not be entitled to any interest on said security deposit.

POSSESSION  6.  If Lessor, for any reason whatsoever, cannot deliver possession of the Premises to Lessee at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable, nor shall Lessor, or Lessor's agents, be liable to Lessee for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease and all other dates affected thereby shall be revised to conform to the date of Lessor's delivery of possession. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed Thirty (30) days from the commencement date herein. If the period of delay of delivery exceeds the foregoing, Lessee, at his or it's option, may declare this Lease null and void.

ACCEPTANCE  7. By entry hereunder, the Lessee accepts the Premises as being in
OF          good and satisfactory condition, unless within Sixty (60) days after
PREMISES    such entry Lessee shall give Lessor written notice specifying in
AND         reasonable detail the respects in which the Premises were not in
CONSENT TO  satisfactory condition, and Lessor shall promptly repair such items.
SURRENDER   The Lessee agrees on the last day of the term hereof, or on sooner termination of this Lease, to surrender the Premises, together with all alterations, additions, and improvements which have been made in, to, or on the Premises by Lessor or Lessee, unto Lessor in the same good condition as at Lessee's entry into the Premises excepting for such wear and tear as would be normal for the period of the Lessee's occupancy, Acts of God, casualty, Condemnation, hazardous materials not stored, used or disposed of by Lessee and alterations with respect to which Lessor has not required removal. The Lessee, on or before the end of the term or sooner termination of this Lease, shall remove all Lessee's personal property and trade fixtures from the Premises and all property not removed shall be deemed abandoned by the lessee. If the Premises be not surrendered at the end of term or sooner termination of this Lease, the Lessee shall indemnify the Lessor against loss or liability resulting from delay by the Lessee in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.

USES        8.  Lessee shad not commit, or permit to be committed, any waste
PROHIBITED  upon the Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the buildings in which the Premises may be located, or allow any sale by auction upon the Premises, or allow the premises to be used for any unlawful purpose, or place any loads upon the floor, wails, or roof which endanger the structure, or place any harmful liquids in the drainage system of the building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the buildings proper.

ALTERATIONS 9.  Except for nonstructural alterations not exceeding Seventy Five
AND         Hundred Dollars ($7500.00) per work of improvement, the Lessee shall
ADDTIONS    make no alterations, additions, or improvements to the Premises or any part thereof without first obtaining the prior written consent of the Lessor, which shall not be unreasonably withheld or delayed.
            The Lessor may impose as a condition to the aforesaid consent such requirements as Lessor may reasonably deem necessary in Lessor's discretion, including without limitation thereto the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed which approval shall not be unreasonably withheld or delayed, the times during which it is to be
            accomplished, and the requirement that upon written request of
            Lessor made at the time that Lessee requests consent to such, prior to the expiration or earlier termination of the Lease, Lessee will remove any or all improvements or additions to the Premises installed at Lessee's expense. All such alterations, additions or improvements not specified to be removed shall at the expiration or
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              earlier termination of the lease become property of the Lessor and remain upon and be surrendered with the Premises. All movable furniture, business and trade fixtures, or machinery and equipment shall remain in the property of the Lessee and may be removed by the Lessee at any time during the Lease term when Lessee b not in default beyond applicable cure period. Items which are not to be deemed as movable furniture, business mud trade fixtures, or machinery mud equipment shall include heating, lighting, electrical systems, air conditioning, bard wail partitioning, carpeting, or any other installation which has become an integral part of the Premises. The Lessee will at all times permit notices of non-responsibility to be posted and to remain posted until the completion of alterations or additions which have been approved by the Lessor.

MAINTENANCE   10. Subject to the Memorandum of Understanding, Lessee shall, at
OF            Lessee's sole cost, keep and maintain the Premises and
PREMISES      appurtenances and every part thereof, including but not limited to, glazing, sidewalks, parking areas, plumbing, electrical systems, heating and air conditioning installations, any store front, roof covering unless it is not feasible to repair the existing roof covering and a new roof is required, and the interior of the Premises in good order, condition, and repair.
              Lessor at the Lessor's sole cost and expense shall maintain the exterior of the wails, and structural portions of the roof, foundations, walls and floors except for any repairs caused by the wrongful act of the Lessee and Lessee's agents. The Lessor will replace the roof covering if repairs to said coveting are no longer economically feasible in the judgement of roofing experts, and provided said replacement is not made necessary by acts of the Lessee and Lessee's agents. The Lessee shall water, maintain and replace, when necessary, any shrubbery and landscaping provided by the Lessor on the Premises. The Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, conditions or repair.

FIRE AND      11. See revised insurance clause attached.
EXTENDED
COVERAGE
INSURANCE
AND
SUBROGATION

ABANDONMENT   12. Lessee shall not vacate or abandon the Premises while in default of it's obligation to pay rent; and if Lessee shall abandon, vacate, or surrender the Premises while in default of it's obligation to pay rent, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed abandoned, at the option of the Lessor, except such property as may be mortgaged to Lessor,

FREE FROM     13. Lessee shall keep the Premises and the property in which the
LIENS         Premises are situated, free from any lien arising out of any work performed, materials furnished, or obligations incurred by Lessee.

COMPLIANCE    14. As of commencement date, Premises is in compliance with
WITH          applicable law.  Lessee shall, at his sole cost and expenses,
GOVERNMENTAL  comply will all the requirements of all Municipal, State, and
REGULATIONS   Federal authorities, which may hereafter be in force, pertaining to the Lessee's particular use of the Premises and shall faithfully observe in the use of the Premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgement of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the use of the Premises, shall be conclusive of the fact as between Lessor and Lessee. With respect to cost incurred to comply with laws of applicability to owners of commercial property in general, Lessor shall pay such costs, amortized over the useful life of the improvement and Lessee shall pay the Lessor tee amortized costs falling due during the term as extended on a monthly basis.

INDEMNI-      15. The Lessee, as a material part of the consideration to be
FICATION of   rendered to the Lessor, hereby waives all claims against the
LESSOR AND    Lessor for damages to goods, wares, and merchandise, and all other
LESSEE'S      personal property in, upon, or about the Premises and for injuries to persons in or about the Premises, from any cause arising at any time, excepting claims arising from the Lessor's negligence or willful misconduct or that
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LIABILITY     of it's agent, employees, or contractors, and the Lessee will hold
INSURANCE     the Lessor exempt and harmless from any damage or from the use of the Premises by the lessee, or from the failure of the Lessee to keep the Premises in good condition and repair, ms herein provided. See revised insurance clause attached.

ADVERTISE-    16. Lessee will not place or permit to be placed, in, upon or
MENTS AND     about the Premises any unusual or extraordinary signs, or any
SIGNS         signs not approved by the city or other governing authority. The
              Lessee will not place, or permit to be placed, upon the Premises, any sirens, advertisements, or notices without the written consent of the Lessor first had and obtained, which shall not be unreasonably withheld or delayed. Any sign so placed on the Premises shall be so placed upon the understanding and agreement that the Lessee will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises caused thereby, and if not so removed by Lessee then Lessor may have same so removed at Lessee's expense.

UTILITIES     17. Lessee shall pay for all water, gas, heat, light, power, telephone service and all other service supplied to the Premises.
              If the premises are not served by a separate water meter, the Lessee shall pay to the Lessor 100 percent of the water bill for the Premises.

ATTORNEY'S    18. In case suit shall be brought for the possession of the
FEES          Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party a reasonable attorney's fee, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgement.

DEFAULT 19. In the event of any failure by Lessee to pay rent within 5 days after receipt of notice from Lessor that such sum is due, or any failure by Lessee to perform any other obligation on its part to be performed within 15 days after receipt of written notice form Lessor (or if the failure is not capable of cure within 15 days, Lessee shall not be in default hereunder if Lessee commences the cure within the 15 day period and thereafter prosecutes the cure to completion), or an abandonment of the property by Lessee coupled with Lessee's failure to pay rent hereunder, the Lessor has the option of 1) removing all persons and property from the Premises and repossessing the Premises in which case any of the Lessee's property which the Lessor removes from the Premises may be stored in a public warehouse elsewhere at the cost of, and for the account of the Lessee, or 2) allowing the Lessee to remain in fur possession and control of the Premises. If the lessor chooses to repossess the Premises, the lease will automatically terminate in accordance with provisions of the California Civil Code,
              Section 1951.2. In the event of such termination of the Lease, the Lessor may recover from the Lessee: 1) the worth at the time of award of the unpaid rent which had been earned at the time of termination including interest at 7% per annum; 2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided including interest at 7% per annum; 3) the worth at the time of such rental loss that the Lessee proves could be reasonably avoided; and 4) any other mount necessary to compensate the Lessor for all the detriment proximately caused by the Lessee's failure to perform his obligations under the Lease or which in the ordinary course of things would be likely to result therefrom. If the Lessor chooses not to repossess the Premises, but allows the Lessee to remain in full possession and control of the Premises, then in accordance with provisions of the California Civil Code, Section 1951.4, the Lessor may treat the Lease as being in full force and effect,. and may collect from the Lessee all rents as they become due through the termination date of the lease as specified in the a) Acts of maintenance or preservation or efforts to relet the property, b) the appointment of a receiver on the initiative of the Lessor to protect his interest under this Lease.

LATE CHARGES  20. Lessee hereby acknowledges that late payment by Lessee to
              Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to impose the Lessor by the terms of any mortgage or trust deed coveting the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) clays after such amount shall be due, Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of
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              Lessee's default with respect to such overdue amount, nor prevent
              Lessor from exercising any of the other rights and remedies granted hereunder:

SURRENDER OF  21. The voluntary or other surrender of this Lease by Lessee, or a
LEASE mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all of any existing subleases or subtenancies, or may, at the opinion of Lessor, operate as an assignment to him of any of all such subleases or subtenancies.

TAXES 22. The Lessee shall be liable for all taxes levied against personal property and trade or business fixtures. The Lessee also agrees to pay, as an additional rental, during the term of this Lessee and any extension thereof, all real estate taxes plus the yearly installments of any special assessments which are of record or which may become of record during the term of this lease. If said taxes and assessments are assessed against the entire building and building site, and this Lease does not cover the entire building or building site, the taxes and assessment installments allocated to the Premises shall be pro-rated on a square footage or other equitable basis. It is understood and agreed that the Lessee's obligation under this paragraph will be pro-rated to reflect the commencement and termination dates of this Lease.

NOTICES 23. All notices to be given to Lessee may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and address to Lessee at the said premises, whether or not Lessee has departed from, abandoned or vacated the Premises.

ENTRY BY      24. Lessee shall permit Lessor and his agents to enter into and
LESSOR        upon the Premises at all reasonable times upon reasonable prior notice for the purpose of inspecting the same or for the purpose of maintaining the building in which the Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and shall permit Lessor and his agents, at any time within ninety days prior the expiration of this Lease, to place upon the Premises any usual or ordinary "For
              Sale" or "To Lease" sign and exhibit the Premises to prospective tenants at reasonable hours. Lessor's exercised of the forgoing rights shall not materialy increase Lessee's obligations or diminish Lessee's rights under this lease.

DESTRUCTION   25. In the event of a partial destruction of the Prorated during
OF PREMISES   the said term from any cause, except earthquake, Lessor shall forthwith repair the same, provided such repairs can be made within one hundred eighty (180) days under the laws and regulations of Sate, Federal, County or Municipal authorities, but such partial destruction shall in no Way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while suck repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the Premises. If such repairs cannot be made within one hundred eighty (180) days, Lessor may, at his opinion, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately reduced as aforesaid in this paragraph provided. In the event that Lessor does not elect to make such repairs which cannot be made within one hundred eighty
              (180) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party. In respect to any partial destruction which Lessor is obligated to repair may elect to repair under the terms of this paragraph, the provisions of Section 1932, Subdivision 2, and of
              Section 1993, Subdivision 4, of the Civil Code of the State of
              California are waived by Lessee. In the event that the building in which the Premise may be situated by the extent of no less than 33
              1/3% of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Premises is injured or not. A totally destruction of the building in which the Premises may be situated shall terminate this Lease. In the event of any dispute between Lessor and Lessee relative to the previsions of this paragraph, they shall each elect and arbitrator, the two arbitrators so selected shall select a thud arbitrator and the three arbitrators so selected shall hear and determine the controversy and there decision thereon shall be final and binding upon both Lessor and Lessee, who shall bear the cost of such arbitration equally between them. Lessee has the right to terminate if the damage or destruction occurs during the last 12 months of the term or if Lessor fails to complete repairs XXXXXXXXXXXXXXXXXXXXXXX days after the date of damage or destruction.

ASSIGNMENT    26. The Lessee shall not assign, transfer, or hypothecate the
AND SUBLETING leasehold estate under the Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right of privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior consent of the Lessor. Lessor agrees to not unreasonably withhold or delay consent to sublet or assign. As a condition for granting its consent to any subletting the Lessor may require the Lessee to agree to pay to the Lessor, as additional rental 50% of all rents after expenses, received by the Lessee from its Sublessee which are in excess of the amount payable to the Lessee to the Lessor hereunder. The Lessee shall, by thirty (30) days written notice, advise the Lessor of its intent to sublet the Premises or any portion thereof for any part of the term hereof. Within fifteen (15) days after receipt of Lessee's notice, Lessor shall either give approval to Lessee to sublease the portion of the Premises. described in Lessee's notice, or Lessor shall terminate this Lease as to the portion of the Premises described in Lessee's notice on the day specified in Lessee's notice. If, however, Lessor elects to terminate Lessee shall have the right upon five (5) days notice to Lessor to recind it's request for consent, in which case this Lease shall remain in full force and effect. If Lessee intends to sublet the entire
              Premises and Lessor elects to terminate this Lease, this Lease shall be terminated on the date specified in the Lessee's notice.
              If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved herein above shall be adjusted, on a prorata basis to the number of square feet retained by Lessee, and this Lease as so amended shall continue in full force and effect. If the Lessor approves a subletting, the Lessee may sublet immediately after receipt of the Lessor's written approval. In the event Lessee is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior consent of the Lessor, no assignee, transferee or sublesee shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of the Lessor. A consent of Lessor to one assignment, transfer, hypothecation, subletting, occupation of use by any other person shall not release Lessee from any Lessee's obligations hereunder or be deemed to be a consent to any subsequent similar of dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Lessee and shall, at the opinion of Lessor exercised by written notice to Lessee, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable of any purpose by operation of law without the written consent of Lessor. As a condition to its consent, Lessor may require Lessee to pay all expense in connection with the assignment not to exceed five thousand dollars ($5000) per request, and Lessor may require Lessee's assignee or transferee
              (or other assignees of transferees)to assume in writing all of the obligations under this Lease.

CONDEMNATION  27. If any part of the Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking; but in such event Lessor shall have the potion to terminate this Lease as of the day when title to the part so taken vests in the condemnor or purchaser. If all of the Premises, or such part thereof to be taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall be thereupon terminated. If a part or all the Premises be taken, all compensation awarded upon such taking shall go to the Lessor and the Lessee shall be entitled to any separate award made by the condemning authority for moving costs, relocation expenses, loss of good will, and improvements paid for by Lessee.

EFFECT OF     28. The term "Lessor" as used in this Lease, means only the owner
CONVEYANCE    for the time being of the land and building containing the
              Premises, so that, in the event of any sale of said land or building, or in the event of lease of said building, the Lessor shall be and hereby is entirely free and relieved of all covenants and obligations of the Lessor hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, or the Lessee of the building, that the purchaser or Lessee of the building has assumed and agreed to carry out any and all covenants and obligations of the Lessor hereunder. If any security be given by the Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of the Lessee, the Lessor shall transfer and deliver the security, as suck, to the purchaser at any such sale or the lessee of the building, and thereupon the Lessor shall be discharged from any further liability in reference thereto.

SUBORDI-      29. Lessee agrees that this Lease may, at the opinion of Lessor,
NATION        be subject and subordinate to any mortgage, deed of trust or other instrument of security which has been or shall be placed on the land and building of which the Premises form a part, and this subordination is hereby made effective without any further act of Lessee. The Lessee shall, at any time hereinafter, on demand, execute any instruments, releases, or other documents that may be required by a mortgagee, mortgagor, or trustor or beneficiary under any deed of trust for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage, deed of trust or any other instrument of security, and the failure of the Lessee to execute any such instruments, releases or documents, shall constitute default hereunder. Any subordination persuant to this section shall not be effective unless the holder of any such instrument executes a nondisturbance and attornment agreement showing the Lessee to continue enjoying the tennancy without interruption or obstruction.

WAIVER 30. The waiver by Lessor of any branch of any term, covenant or condition, herein contained shall be deemed to be a waiver of such a term, Covenant or condition of any subsequent breech of the same or any other term, covenant of condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee by any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

HOLDING OVER  31. Any holding over after the expiration of the said term, with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental to be negotiated by Lessor and Lessee prior to the expiration of said term, and shall otherwise be on the terms and conditions herein specified, so far applicable.

SUCCESSORS    32. The covenants and conditions herein contained shall, subject
AND ASSIGNS   to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns for all of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

TIME          33. Time is of the essence of this Lease.

MARGINAL      34. The marginal headings or title to the paragraphs of this Lease
CAPTIONS      are not a part of this Lease and shall have no effect upon the construction and interpretation of any part thereof. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto in there respective successors in interest.

     Paragraphs 35, 36, and Memorandum of Understanding are hereby made a part of this Lease.

THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY WHO WILL REVIEW THE DOCUMENT AND ASSIST YOU TO DETERMINE WHETHER YOUR LEGAL RIGHTS ARE ADEQUATELY PROTECTED. RENAULT & HANDLEY IS NOT AUTHORIZED TO GIVE LEGAL AND TAX ADVICE.
NO REPRESENTATION OR RECOMMENDATION IS MADE BY RENAULT & HANDLEY OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. THESE ARE QUESTIONS FOR YOUR ATTORNEY WITH WHOM YOU SHOULD CONSULT BEFORE SIGNING THIS DOCUMENT.

                             ADDITIONAL PARAGRAPH

     The additional paragraphs are hereby made a part of that certain Lease dated July 14, 1998 by and between Renault & Handley Solar Ellis Join Venture, Lessor and Cobalt Networks, Inc., Lessee covering the Premises at 555 Ellis Street, Mountain View, California.

35. Lessor grants to Lessee the option of renewing this Lease for one (1) additional 2 year term commencing on the termination day of the Lease. The option period shall be governed by all the same tetras and conditions as contained in the original Lease excepting the monthly rental which shall be then fair market for comparable office/R&D buildings in the Ellis/Middlefield area. Lessor and Lessee shall reasonably negotiate fair market value for a period of thirty (30) days. If at the end of the thirty (30) day period, Lessor and Lessee have not agreed upon Fair Market rental value, Lessee shall have the right to recind it's exercised options. In no event however, shall the monthly rental for the option period be less than $70,343.00. In order to exercise this option, Lessee must give Lessor six (6) months written notice prior to the termination of the origional term.

36. Lessor will hold Lessee harmless from and against all costs of response, corrective action, remedial action, claims, demands, losses and liabilities arising from any pre-existing environmental contamination which may have occurred prior to the Lessee taking possession of the Premises.

Lessee will only be responsible for contamination of the Premises of the soils or ground water thereon or thereunder in violation of Hazardous Materials Law, that is caused by Lessee or Lessee's agents, contractors or invitees during the term as may be extended. All hazardous materials and toxic wastes that Lessee brings on the Premises shall be stored according to Hazardous Materials' Law.

All hazardous materials and toxic wastes that Lessee brings on the Site shall be stored according to all local, sate and national regulations. Hazardous materials shall be defined as those substances that are recognized as posing a risk of injury to health or safety by the Santa Clare Fire Department, the Santa Clara Health Department, the Regional Water Quality Control Board, the State Of California or Federal Government.

For the purpose of this Lease, "Hazardous Materials Law" shall meant all local, state, and federal laws, statues, ordinances, rules, regulations, judgements, injunctions, stipulations, decrees, orders, permits, approval, treaties or protocols now of hereafter enacted, issued of promulgated by any government authority which relate to any Hazardous Materials of the use, handling, transportation, production, disposal, discharge, release, emission, sale or storage of, or the exposure of any person to, a Hazardous Material.

                           REVISED INSURANCE CLAUSE

Lease Clause replaces the Insurance Clause (11.) in the Renault & Handley Net Lease Form

11. Lessee shall not use, or permit on the Premises, or any part thereof, to be used, for any purpose other than that for which the Premises are hereby Leased; and no use shall be made or permitted to be made on the Premises nor acre done, which will cause a cancellation of any insurance policy covering the said building, or any part thereof, or shall Lessee sell or permit to keep, used or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at his whole cost and expense, comply with any and all requirements, pertaining to the Presses, of my insurance organization of company, necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

11.1 Lessee shall, at its expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Lessee, Lessor, and any third parties named by Lessor which may include only Lessor's lender and property manager, if any, against any Liability arising out of the condition, use, occupancy or maintenance of the Premises. Such insurance shall have a combined single Limit for both bodily injury and property damage in an amount no less than One Million and No/100ths Dollars ($1,000,000.00). The limits of said insurance shall not limit the liability of Lessee hereunder.

11.2 Lessee shall, at its expense, keep in force during the term of this Lease, a policy of fire and property damage insurance in an "all risk" with a sprinkler leakage endorsement, insuring Lessee's inventory, fixtures, equipment and personal property wither, the Premises for the Rill replacement value thereof.

11.3 Lessor shall maintain a policy or policies of fire a property damage insurance in an "all risk" form, with sprinkler and, at the option of Lessor, earthquake endorsements, covering loss or damage of the building, including Lessee's leasehold improvements installed with the written consent of the Lessor, in such amounts and with such coverage as Fair Market Value of the building deems advisable.

11.4 Lessee shall pay to Lessor as an additional rent, during the term thereof, within twenty (20) days after receipt of an invoice therefore, 100 percent of the premiums for any insurance obtained by Lessor pursuant to 11.3 above.
Lessor may obtain such insurance for the Building separately, or together with other buildings and improvements which Lessor elects to insure together under blanket policies of insurance. In such case Lessee shall be liable for only such portion of the premium for such blanket policies as are allocable to the Premises. It is understood and agreed that Lessee's obligation under this paragraph shall be prorated to reflect the Commencement Date and Expiration Date of the Lease.

11.5 Lessee and Lessor hereby waiver any and all rights of recovery against the other, or against the officers, directors, employees, partners; agents and
representative of the other, for loss or damage to the property of the   waiving
party or the property of others under its control, to the extent such loss or damage is insured against any under insurance policy carried by Lessor or Lessee hereunder. Each party shall notify their respective insurance carriers of this waiver.

IN WITNESS WHEREOF, Lessor and Lessee have executed there presents, the day and year first written above.

               LESSOR                                LESSEE
Renault & Handley Solar Ellis J.V.           Cobalt Networks, Inc.

by:  /s/ George O. McKee                     by: /s/ Kenton D. Chow
     -----------------------------               -------------------------------

printed  George O. McKee                    printed  Kenton D. Chow
         -------------------------                   ---------------------------

date:       8/07/98                         date       8/5/98
      ----------------------------               -------------------------------

                          MEMORANDUM OF UNDERSTANDING

Parties:  Cobalt Networks, Incorporated
          Renault & Handley Solar Ellis Joint Venture

Date:     August 4, 1998

RE: That certain Lease dated August 4, 1998 by and between Renault & Handley, Solar Ellis Join Venture, Lessor and Cobalt Networks, Inc., Lessee for and approximate 28,137 square foot industrial building commonly know as 555 Ellis Street, Mountain View, California.

It is agreed as follows:

Lessor grants to Lessee the First Right of Refusal to lease the adjacent building 515 Ellis Street, Mountain View when it become available under the following terms and conditions. If 515 Ellis Street becomes available, Lessor shall advise Lessee by written notification of its availability and of Lessor's terms and conditions including monthly rental amount The Lessee shall have 20 days after the date of the notification of availability to accept or reject Lessor's terms and conditions. If no written acceptance is received by the Lessor from the Lessee within 20 day period, Lessor shall be free to offer the space on the open market on the same terms and at the same rental as it was offered to the Lessee. If, however, Lessor should decide to lease the space at a different rental or under different terms and conditions, then Lessee shall be given 3 business days to accept or reject the new proposal. If no written acceptance is received by the Lessor within the above three day period, Lessor shall be free to lease the space at the different price or different terms and conditions without further obligations to Lessee.

Lessor agrees that Lessee shall have full and unrestricted access to the Property for 31 days prior to lease commencement for the purpose of equipment installation and fixturing the Property for Lessee's use. Said early access shall be extended rent free to Lessee, but in all other respects shall be governed by the terms of this lease including the payment of utilities and insurance costs.

Lessor as part of the consideration for the execution of this Lease, power-wash the exterior or the Premises, clean up the landscape area and repair damaged asphalt in the parking lot. Lessee is entitled to all parking designated for the Property.

Notwithstanding anything to the contrary contained in par 10 of the above Lease, Lessor shall be responsible for landscaping and parking lot maintenance, including resealing and restriping the parking areas when needed. Lessor shall also be responsible for the maintenance of the roofing fabric including the clearing of drains, resealing of penetrations when necessary and all service calls due to water leaks. Lessor shall also pay for a service which will provide monthly HVAC inspections and maintenance. Lessee shall be responsible for all HVAC repair as specific in par 10 of the Lease. Lessee agrees to pay to Lessor for this common area maintenance (CAM) the sum of 930.00/mo. Which sum shall be payable with the monthly rental amount.

READ & AGREED:


Renault & Handly                    Cobalt Networks, Inc.
By: /s/ George O. McKee             By: /s/ Kenton D. Chow

Date: 8/7/98                        Date 8/5/98